UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2011
FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32583	13-3391527

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada	89147

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 702-221-7800
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On April 1, 2011, Full House Resorts, Inc. (the “Company”) filed a Form 8-K (the “Initial 8-K”) reporting that it had completed the acquisition of all of the operating assets of the Grand Victoria Casino & Resort (the “Grand Victoria”), located in Rising Sun, Indiana on the Ohio River. This Form 8-K/A amends the Initial 8-K to include the audited financial statements of Grand Victoria and the unaudited pro forma financial information related to the acquisition.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The audited financial statements of Grand Victoria Casino & Resort, LP for the fiscal years ended December 31, 2010 and December 31, 2009 and the related independent auditor’s report are included as Exhibit 99.1.
(b) Pro Forma Financial Information
The unaudited pro forma financial statements for the fiscal year ended December 31, 2010 are included as Exhibit 99.2.
(d) Exhibits

23.1	Consent of Deloitte & Touche LLP

99.1	Grand Victoria Casino & Resort, LP financial statements for the fiscal years ended December 31, 2010 and December 31, 2009

99.2	Pro forma financial statements for the fiscal year ended December 31, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: June 14, 2011	/s/ Barth F. Aaron Barth F. Aaron
Secretary/General Counsel

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Grand Victoria Casino & Resort, LP financial statements for the fiscal years ended December 31, 2010 and December 31, 2009

99.2	Pro forma financial statements for the fiscal year ended December 31, 2010

4